Exhibit 10.27

FIRST AMENDMENT TO LOAN AGREEMENT

FIRST AMENDMENT TO LOAN AGREEMENT this First Amendment to Loan Agreement (this “First Amendment”) dated to be effective as of June 30, 2004, is made and executed by TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Textron”), DORFINCO CORPORATION, a Delaware corporation (“Dorfinco”) (collectively Textron and Dorfinco are referred to as Lender”), CLUBCORP, INC., a Delaware corporation (“ClubCorp”), and each of the undersigned affiliates of ClubCorp (referred to herein individually as a Borrower” and collectively as the “Borrowers”).

RECITALS:

A. Pursuant to the terms of a certain Loan Agreement dated June 4, 2003 (the “Loan Agreement”), Lender extended loans to each of the Borrowers in the aggregate principal amount of $56,645,000.00 (such loans are collectively called the “Loans”). Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Loan Agreement.

B. Lender, the Borrowers and ClubCorp no w wish to amend the Loan Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Lender, the Borrowers and ClubCorp each agree as follows:

1. The final sentence of Section 1(q) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“For the purpose of calculating Net Income, operating expenses for each Property shall include (i) consulting fees and compensation equal to $200,000.00 for the first Fiscal Year, with such amount to be increased each Fiscal Year thereafter by the same percentage as any increase in the CPI applicable to such Fiscal Year (as determined by Lender), and (ii) expenditures for capital improvements (or a reserve therefor) equal two percent (2%) of the annual gross revenues of each Property”.

2. In the event either (a) the Borrowers fail at any time to maintain an Aggregate DSCR of 1.40:1 or greater or (b) any Borrower fails at any time to maintain a DSCR of 1.30:1 or greater, each as required by Section 2(a) of the Loan Agreement, Lender shall deliver written notice of such failure to ClubCorp, and the Borrowers shall have a period of thirty (30) days after the date of Lender’s delivery of such notice to ClubCorp in which to either (i) exercise the prepayment right described in Section 3(b) of the Loan Agreement or (ii) deliver the Letter of Credit (as hereinafter defined) in accordance with Section 3 below.

3. In the event of any violation of Section 2(a) of the Loan Agreement, then in addition to the right of prepayment set forth in Section 3(b) of the Loan Agreement, ClubCorp shall have the right to deliver to Lender an irrevocable, standby letter of credit issued by a lending institution acceptable to Lender and in form and content acceptable to Lender (each such letter of credit is hereinafter called a “Letter of Credit”). The Letter of Credit shall be in the amount which the Borrowers or the applicable Borrower would be required to prepay pursuant to Section 3(b) of the Loan Agreement in order to cure the applicable violation of Section 2(a) of the Loan Agreement (such amount is hereafter called the “DSCR Cure Amount”). The Letter of Credit shall be for a term of at least one (1) year, and shall provide that it may be drawn by Lender in whole or in part upon (a) the occur rence of an Event of Default, (b) in the event a replacement of the Letter of Credit is not delivered to Lender at least thirty (30) days prior to the expiration of such Letter of Credit, or (c) twenty- four (24) months after the original date of the Letter of Credit (as provided in Section 6 below). Amounts drawn on the Letter of Credit pursuant to either subpart (a) or subpart (b) of the immediately preceding sentence shall be applied by Lender to the Loans in such order and manner as Lender may elect, and amounts drawn on the Letter of Credit pursuant to subpart (c) of the immediately preceding sentence shall be applied with Section 6 below.

4. It is the intent of Lender, ClubCorp and the Borrowers that only one (1) Letter of Credit be held by Lender under the terms of this First Amendment at any time. Therefore, in the event (a) a Letter of Credit has been issued to Le nder in accordance with Section 3 above, (b) a separate violation of Section 2(a) of the Loan Agreement occurs, and (c) ClubCorp desires to deliver a Letter of Credit to Lender as provided in Section 3 above in lieu of exercising the prepayment right provided in Section 3(b) of the Loan Agreement, then the new Letter of Credit delivered by ClubCorp to Lender shall be in an amount equal to the then-current DSCR Cure Amount (including the amount which would be required to be prepaid in accordance with Section 3(b) of the Loan Agreement to cure the new violation of Section 2(a) of the Loan Agreement).

5. At such time as ClubCorp and/or the Borrowers cure all violations of Section 2(a) of the Loan Agreement as determined by Lender in the exercise of Lender’s reasonable business judgment, then provided that no other Event of Default has occurred, any Letter of Credit held by Lender shall be returned to ClubCorp. In addition, if Lender determines that the Aggregate DSCR or DSCR as applicable, have increased such that the DSCR Cure Amount has been reduced, then provided that no other Event of Default has occurred, ClubCorp shall be entitled to deliver to Lender a replacement of the Letter of Credit in the same form as required pursuant to the terms of this First Amendment, but in an amount equal to the then-current DSCR Cure Amount. Notwithstanding anything contained herein to the contrary, ClubCorp shall not have the right to replace the Letter of Credit as provided in the immediately preceding sentence more than four (4) times in any Fiscal Year.

6. In the event (a) ClubCorp delivers a Letter of Credit to Lender in accordance with this First Amendment and (b) the applicable violation or violations of Section 2(a) of the Loan Agreement continue for a period of twenty-four (24) consecutive months, then upon the expiration of such twenty-four (24) month period, Lender shall have the right, but not the obligation, to draw upon the Letter of Credit and apply the proceeds thereof to the payment of the applicable DSCR Cure Amount. To the extent any such application of proceeds results in a prepayment of the unpaid principal balance of any of the Loans, then within ten (10) days after Lender delivers written notice to ClubCorp of any such application of the proceeds of the Letter of Credit, the Borrowers shall pay to Lender the Prepayment Premium arising as the result of such prepayment. In addition, to the extent any proceeds drawn by Lender from the Letter of

Credit are insufficient to pay in full the DSCR Cure Amount with respect to the violation of Section 2(a) of the Loan Agreement which has continued for twenty-four (24) consecutive months, the Borrowers shall pay any remaining amount necessary to pay the DSCR Cure Amount in full to Lender within ten (10) days after written demand by Lender is delivered to ClubCorp.

7. ClubCorp and each Borrower hereby acknowledge and agree that Lender has performed all of its obligations under the Loan Agreement and under the Loan Documents through the date of this First Amendment.

8. In order to facilitate execution of this First Amendment, (a) this First Amendment may be executed in as many counterparts as may be convenient or required, (b) it shall not be necessary that the signature of, or on behalf of, each entity which is a party to this First Amendment appear on each such counterpart, (c) all counterparts shall collectively constitute single instrument, (d) it shall not be necessary to make any proof of this First Amendment produce or count for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto, (e) each signature page to each counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it the additional signature pages and (f) delivery of an executed counterpart of this First Amendment by facsimile shall be binding on the party so delivering.

EXECUTED AND DELIVERED as of the date first above written.

TEXTRON:

TEXTRON FINANCIAL CORPORATION, a Delaware corporation

By:	/s/ SCOTT KENDALL
Name:	Scott Kendall
Title:	SR. Vice president

DORFINCO:

DORFINCO CORPORATION, a Delaware corporation

By:	/s/ SCOTT KENDALL
Name:	Scott Kendall
Title:	SR. Vice president

CLUBCORP:

CLUBCORP, INC., a Delaware corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Treasurer

BORROWERS:

CANYON GATE AT LAS VEGAS, INC. d/b/a Canyon Gate Country Club, a Nevada corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

CLUBCORP GOLF OF NORTH CAROLINA, L.L.C., a Delaware limited liability company

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

HEARTHSTONE COUNTRY CLUB, INC., a Texas corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

IW GOLF CLUB, INC., d/b/a Indian Wells Golf Club, a California corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

INDIGO RUN ASSET CORP., d/b/a Golden Bear Golf Club at Indigo Run and d/b/a The Golf Club at Indigo Run, a South Carolina corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

CLUBCORP GOLF OF CALIFORNIA, L.L.C., d/b/a Morgan Run Resort & Club, a Delaware limited liability company

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

CLUBCORP GOLF OF NORTH CAROLINA, L.L.C., d/b/a Nags Head Golf Links, a Delaware limited liability company

By:	/s/ JOHN M. MASSEY III
John M. Massey, III
Vice President

RIVER CREEK COUNTRY CLUB, INC., a Virginia corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III Vice President

KNOLLWOOD COUNTRY CLUB, INC., an Indiana corporation

By:	/s/ JOHN M. MASSEY III
John M. Massey, III Vice President